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                                                                   EXHIBIT 23.5




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Cendant Corporation of our report dated February 2, 1996, relating to the consolidated financial statements of Ideon Group, Inc., which appears in the Annual Report on Form 10-K/A of Cendant Corporation for the year ended December 31, 1997.



PricewaterhouseCoopers LLP
Tampa, Florida
December 18, 1998